SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 29, 2001


                              HORIZON TELCOM, INC.

               (Exact name of registrant as specified in charter)


Delaware                                        1-16427                   31-1449037
(State or other jurisdiction of incorporation)  Commission File Number)   IRS Employer Identification No.)


68 East Main Street
Chillicothe, Ohio
(Address of principal                           45601-0480
executive offices)                              (Zip Code)



       (Registrant's telephone number including area code)  (740) 772-8200

Item  5.  Other  Events.

     On June 29, 2001, our majority owned subsidiary Horizon PCS, Inc. entered into an amendment to its senior credit facility. The amendment revises several financial covenants and is accompanied by a 0.25% increase in the annual interest rates under the facility. We incurred customary fees in obtaining this amendment.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

             (a)     Financial  Statements.

                     Not  Applicable.

             (b)     Pro  Forma  Financial  Information.

                     Not  Applicable.

             (c)     Exhibits.

Exhibit
Number    Description
------    -----------

10.40.2*  Second  Amendment  to  Credit Agreement and Assignment, dated June 29,
     2001, by and among Horizon Personal Communications, Inc. and Bright Personal Communications Services, LLC, Horizon PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, Existing Lenders, New Lenders, First Union National Bank, as Administrative Agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger, and Fortis Capital Corp., as Documentation Agent.

____________________
* Incorporated by reference to the same exhibit number in the form 8-K filed by Horizon PCS, Inc. on July 2, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HORIZON  PCS,  INC.

Date:  July  3,  2001                By:  /s/  Peter  M.  Holland
                                          -----------------------
                                          Peter  M.  Holland
                                          Chief  Financial  Officer
                                          (Principal  Financial  and
                                          Accounting Officer)


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